UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Synaptics Incorporated

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. October 22, 2013 Meeting Information SYNAPTICS INCORPORATED Meeting Type: Annual <mtgtype> Meeting For holders as of: August <recdate> 30, 2013 B Date: October 22, 2013 Time: 9:00 <mtgtime> AM PST A Location: 1251 McKay Drive R San Jose, CA 95131 C BROKER LOGO O HERE D E You are receiving this communication because you hold Return Address Line 1 shares in the above named company. Return Address Line 2 Return Address Line 3 51 MERCEDES WAY This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 15 12 OF paper copy (see reverse side). Investor Address Line 5 R1.0.0.51160 John Sample 2 We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1 ANY CITY, ON A1A 1A1 _ See the reverse side of this notice to obtain proxy materials and voting instructions. 0000184870 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:1. Annual Report 2. Notice & Proxy StatementHow to View Online:Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow? XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 08, 2013 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsVote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use ? XXXX XXXX XXXX OnlyVote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting itemsThe Board of Directors recommends that you vote FOR the following:1. Election of Directors Nominees01 Richard A. Bergman 02 Russell J. KnittelThe Board of Directors recommends you vote FOR the following proposal(s): B2 Proposal to provide a non-binding advisory vote on the compensation of the Company’s named executive officers A for fiscal 2013 (“say-on-pay”). R 3 Proposal to amend the Company’s 2010 Incentive Compensation Plan. C 4 Proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the O Company’s independent auditor for the fiscal year ending June 30, 2014. D NOTE: and upon such matters which may properly come before the meeting or any adjournment or postponement thereof. E ? 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control InformationVoting InstructionsTHIS SPACE RESERVED FOR LANGUAGE PERTAINING TO 51160 BANKS AND BROKERS. AS REQUIRED BY THE NEW YORK STOCK EXCHANGE. 0 . 0 R1 _ 40000184870 Broadridge Internal Use Only P99999-010 12 Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence 15 # # of # Sequence # OF##